UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – September 24, 2009

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03.	Amendments to Bylaws.

General. On September 24, 2009, Lockheed Martin Corporation’s Board of Directors amended the Corporation’s bylaws. The bylaws, as amended, are attached as Exhibit 3.2 to this report and are incorporated by reference.

The amendment, among other things, changes the deadline under Section 1.11 of the bylaws by which stockholders must provide notice to the Corporation of a director nomination or stockholder proposal at any annual meeting of stockholders. As amended, the advance notice deadline for annual meetings is now 30 days earlier than the prior deadline and is consistent with the deadline for submission of stockholder proposals for inclusion in the Corporation’s proxy statement set forth in the SEC’s proxy rules.

For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation before 5:00 p.m., Eastern time, not less than one-hundred twenty (120) days nor more than one-hundred fifty (150) days before the first anniversary of the date of the Corporation’s proxy statement released to stockholders in connection with the previous year’s annual meeting, and shall include the information required by Section 1.11 of the bylaws; provided, however, that if the annual meeting is advanced or delayed by more than thirty (30) days from the anniversary of the date of the previous year’s annual meeting, to be timely notice by the stockholder must be so delivered before 5:00 p.m., Eastern time, not earlier than one-hundred fifty (150) days before the annual meeting and not later than the later of one-hundred twenty (120) days before the annual meeting or the tenth (10th) day following the day on which public announcement of the date of the annual meeting is first made. Notwithstanding the foregoing, if in the case of an annual meeting the number of directors to be elected is increased and there is no public announcement of the increase at least one-hundred thirty (130) days prior to the anniversary of the preceding year’s annual meeting, a stockholder notice with respect to director nominees for any new positions created by the increase shall be considered timely if it is delivered to the Secretary of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation. The announcement of a postponement of a meeting after notice of the meeting has been given or an adjournment of a meeting does not commence a new time period for giving stockholder notice of director nominees or other business at the meeting.

The amendment to the bylaws also expands the information that must be provided to the Corporation in connection with any nomination or proposal by stockholders for consideration at an annual or special meeting. Any such stockholder’s notice must set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such person, (B) the class and number of shares of capital stock of the Corporation that are beneficially owned by such person, and (C) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of the stockholder or any Associated Person (including any anticipated benefit to the stockholder or any Associated Person therefrom); and (iii) as to the stockholder giving the notice, any Associated Person and any nominee for election or reelection as a director, (x) the name and address of such stockholder, as they appear on the Corporation’s books, and of such Associated Person or nominee, (y) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such stockholder and any Associated Person, and (z) a description of (1) any agreement, arrangement or understanding (including any derivative or short position, profits interests, options, hedging transactions, borrowing or lending of securities or proxy or voting agreements) in effect at the time of the giving of the notice or at any time during the six (6) month period then ending, by or on behalf of the stockholder giving the notice, any Associated Person or nominee, the effect or intent of which is to manage risk or benefit from changes in the price of any securities issued by the Corporation, or to increase or decrease the voting power of any such person in respect of securities issued by the Corporation, or (2) any direct or indirect economic interest of the stockholder giving the notice, any Associated Person or nominee in the Corporation (including by virtue of an existing or prospective commercial or contractual relationship with the Corporation), other than an interest arising solely out from the ownership of securities issued by the Corporation. For purposes of this Section 1.11, an “Associated Person” of a stockholder means (i) any person acting in concert with the stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by the stockholder (other than a stockholder that is a depositary), and (iii) any person that, directly or indirectly, controls, is controlled by or is under common control with the stockholder or an Associated Person of the stockholder.

In addition to the foregoing requirements of the Corporation’s amended bylaws, stockholder proposals submitted for inclusion in the Corporation’s proxy statement at a meeting of stockholders also must comply with the applicable provisions of the SEC’s proxy rules, including the provisions of SEC Rule 14a-8.

The 2010 Annual Meeting. The Corporation’s proxy statement for the 2009 annual meeting was dated March 13, 2009, and the annual meeting was held on April 23, 2009. The 2010 annual meeting currently is scheduled to be held on April 22, 2010. Based on these dates, the relevant deadlines for the 2010 annual meeting are as follows:

Requirement	Applicable Deadline
Deadline for submission of stockholder proposals for inclusion in Corporation’s proxy statement under SEC Rules	November 13, 2009

Deadline for submission of business to be brought before the meeting by a stockholder under Bylaws	No earlier than October 14, 2009 and no later than November 13, 2009

Deadline for submission of Director nominees under Bylaws	No earlier than October 14, 2009 and no later than November 13, 2009

In the event the 2010 annual meeting is held on or before March 24, 2010, or on or after May 23, 2010, to be timely under the amended bylaws, stockholder notice of a nominee for election as a director or for business to be conducted at the meeting must be delivered before 5:00 p.m., Eastern time, not earlier than one-hundred fifty (150) days before the annual meeting and not later than the later of one-hundred twenty (120) days before the annual meeting or the tenth (10th) day following the day on which public announcement of the date of the annual meeting is first made.

Item 9.01.	Exhibits.

Exhibit No.	Description
3.2	Bylaws of Lockheed Martin Corporation, as amended September 24, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION

/s/ David A. Dedman
David A. Dedman
Vice President and Associate General Counsel

September 24, 2009